Corporate Social Responsibility (CSR) expenditure	12 Months Ended
Mar. 31, 2026
Disclosure Of Corporate Social Responsibility CSR Expenditure [Abstract]
Corporate Social Responsibility (CSR) expenditure
40.	Corporate Social Responsibility (CSR) expenditure

Section 135 of the Companies Act, 2013, requires Group to spend towards Corporate Social Responsibility (CSR). The Group is expected to spend ₹ 29 towards CSR in compliance of this requirement. A sum of ₹ 28 has been spent during the current year towards CSR activities as per details given below.

	Amount (₹)
Organization	March 31, 2026	March 31, 2025
Voluntary Health Services Hospital, Taramani	0	2
Raju Vegesna Foundation, India	25	20
Aerox Constructions	3	-
Sri Veda Paripalana Sabha	-	0
Shree Anand Charitable Trust, Mumbai	-	5
Pragna Bharathi	-	1
Total	28	28

Note: 0 represents amount below the rounding off norm adopted by the Group.

Note: The amount remaining unspent amounting to ₹ 1 is proposed to be utilized towards further development and maintenance of the park. Considering the nature of the project involving phased development and maintenance beyond the current financial year, it is proposed to classify the project as an “Ongoing CSR Project.” Pursuant to Section 135(6) of the Companies Act, 2013 read with Rules 2(i) and 4(6) of the Companies (Corporate Social Responsibility Policy) Rules, 2014, any unspent CSR amount relating to an ongoing project—being a multi-year project not exceeding three years (excluding the year of commencement)—shall be transferred within 30 days from the end of the financial year to a special bank account titled “Unspent Corporate Social Responsibility Account.” Such amount must be utilized within the prescribed period, failing which it shall be transferred to a fund specified under Schedule VII of the Act, and the Board shall monitor the implementation of the project against the approved timelines and allocations.

The unspent CSR amount was transferred to a separate bank account in compliance with the Companies Act, 2013.